                                                                   EXHIBIT 10.33


   [AMGEN LOGO]      AMENDMENT #3 DATED JANUARY 30, 2001 TO AGREEMENT NO. 980202
--------------------------------------------------------------------------------

Agreement No. 980202, between Amgen Inc. ("Amgen") and Renal Care Group, Inc., including any prior amendments thereto, shall be amended and for the period commencing April 1, 2001 shall be restated in its entirety to read as stated below.

This agreement ("Agreement") together with all Appendices attached hereto and incorporated herein by this reference, between Amgen Inc. ("Amgen") and Renal Care Group, Inc., including the freestanding dialysis center affiliate(s) listed on Appendix B (collectively, "Dialysis Center"), sets forth the terms and conditions for the purchase of EPOGEN(R) (Epoetin alfa) by Dialysis Center for the exclusive treatment of dialysis patients.

1. TERM OF AGREEMENT. The "Term" of this Agreement shall be defined as April 1, 2001("Commencement Date") through December 31, 2001 ("Termination Date").

2. DIALYSIS CENTER AFFILIATES. Dialysis Center must provide Amgen with a complete list of its dialysis center affiliates ("Affiliates") on or before the date this Agreement is executed by Dialysis Center. Only those Affiliates approved by Amgen and referenced in Appendix B will be eligible to participate under this Agreement. Modifications to the dialysis center Affiliates listed on Appendix B may be made pursuant to the request of Dialysis Center's corporate headquarters and are subject to approval and acknowledgment by Amgen in writing. In order to allow Amgen the appropriate time to undergo through such approval process and to provide the Authorized Wholesalers (as defined below in Section 4) with the appropriate lead time to set up and account for any addition or deletion of Affiliates, Amgen requires no less than 30 days' notice before the effective date of change for any addition or deletion of Affiliates hereunder. Amgen reserves the right to accept, reject, or immediately terminate any Affiliates with regard to participation in this Agreement if Amgen determines that such Affiliate is not classified as a freestanding dialysis center or a home dialysis support facility.

3. OWN USE. Dialysis Center hereby certifies that EPOGEN(R)purchased hereunder shall be for Dialysis Center's "own use", for the exclusive treatment of dialysis patients.

4. AUTHORIZED WHOLESALERS. Dialysis Center must provide Amgen with a complete list of its current wholesalers, from which Dialysis Center intends to purchase EPOGEN(R), and must provide the list to Amgen on or before the date this Agreement is executed by Dialysis Center's corporate headquarters. The list must include the name and complete address of each designated wholesaler. Wholesalers designated by Dialysis Center and approved by Amgen to participate in this program will be deemed "Authorized Wholesalers". A current listing of Dialysis Center's Authorized Wholesalers is referenced in Appendix B. Notification of proposed changes to the list of Authorized Wholesalers must be provided to Amgen in writing at least 30 days before the effective date of the proposed change. Amgen reserves the right to accept, reject, or immediately terminate any wholesaler with regard to participation in this Agreement. In the event Amgen terminates any Authorized Wholesaler from which Dialysis Center is purchasing EPOGEN(R), Amgen will work with Dialysis Center to identify other possible Authorized Wholesalers from which Dialysis Center may purchase EPOGEN(R) * Dialysis Center agrees to require all Authorized Wholesalers to submit product sales information directly to Amgen and to a third-party sales reporting organization designated by Amgen.

5. QUALIFIED PURCHASES. Only EPOGEN(R)purchased under this Agreement by Dialysis Center through Authorized Wholesalers, at the contract prices set forth herein, as confirmed by Amgen based on sales tracking data, will be deemed "Qualified Purchases".

6. COMMITMENT TO PURCHASE. Dialysis Center agrees to purchase EPOGEN(R) for all of its dialysis use requirements for recombinant human erythropoietin. Dialysis Center may purchase another brand of recombinant human erythropoietin for its dialysis use requirements only for the time, and only to the extent, that Amgen has notified Dialysis Center's corporate headquarters in writing that Amgen cannot supply EPOGEN(R) within and for the time period reasonably required by Dialysis Center.


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*        Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.


AGREEMENT NO. 980202                  -1-

--------------------------------------------------------------------------------


7. CONFIDENTIALITY. Both Amgen and Dialysis Center agree that this Agreement represents and contains confidential information which shall not be disclosed to any third party, or otherwise made public, without prior written authorization of the other party, except where such disclosure is contemplated hereunder or required by law, and then only upon prior written notification to the other party.

8. DISCOUNTS. Dialysis Center may qualify for discounts and incentives in accordance with the schedules and terms set forth in Appendix A. Discounts in arrears will be paid in the form of a check payable to Dialysis Center's corporate headquarters. Discounts in arrears will be calculated in accordance with Amgen's discount calculation policies based on * using the * as the calculation price, except as otherwise provided hereunder. Upon vesting, Amgen will use its best efforts to make such discounts available within * after receipt by Amgen of data, in a form reasonably acceptable to Amgen, detailing all * during the applicable period. Payment amounts, as calculated by Amgen, must equal or exceed $100.00 for the applicable period to qualify. Subject to the section entitled "Breach of Agreement", in the event that Amgen is notified in writing that Dialysis Center, and/or any Affiliates (the "Acquiree") is acquired by another entity or a change of control otherwise occurs with respect to the Acquiree, any discounts which may have been earned hereunder shall be paid in the form of a check payable to the Acquiree's corporate headquarters subject to the conditions described herein. If any Affiliates are added to or deleted from this Agreement during any of the periods used for comparison, for any of the discounts paid in arrears contained herein, Amgen reserves the right in its sole and reasonable discretion to appropriately adjust Dialysis Center's discounts for the relevant periods, by including or excluding any purchases made by those Affiliates during any of those periods.

9. TREATMENT OF DISCOUNTS. Dialysis Center agrees that it will properly disclose and account for any discount or other reduction in price earned hereunder, in whatever form, (i.e. pricing, discount, or incentive) in a way that complies with all applicable federal, state, and local laws and regulations, including without limitation, Section 1128B(b) of the Social Security Act and its implementing regulations.
         Section 1128B(b) requires that a provider of services will properly disclose and appropriately reflect the value of any discount or other reduction in price earned in the costs claimed or charges made by the provider under a federal health care program, as that term is defined in Section 1128B(f). Dialysis Center also agrees that it will (a) claim the benefit of such discount received, in whatever form, in the fiscal year in which such discount was earned or the year after, (b) fully and accurately report the value of such discount in any cost reports filed under Title XVIII or Title XIX of the Social Security Act, or a state health care program, and (c) provide, upon request by the U.S. Department of Health and Human Services or a state agency or any other federally funded state health care program, the information furnished by Amgen concerning the amount or value of such discount. Dialysis Center's corporate headquarters agrees that it will advise all Affiliates, in writing, of any discount received by Dialysis Center's corporate headquarters hereunder with respect to purchases made by such Affiliates and that said Affiliates will account for any such discount in accordance with the above stated requirements.

10. DATA COLLECTION. Dialysis Center agrees that all data to be provided to Amgen pursuant to this Agreement, shall be in a form that does not disclose the identity or name of any patient or other patient-identifying information such as address, telephone number, or social security number. Dialysis Center acknowledges that the data to be supplied to Amgen pursuant to this Agreement shall be used to support verification of the discounts and incentives referenced herein, as well as for Amgen-sponsored research concerning the role of EPOGEN(R) in improving treatment outcomes and quality of life of dialysis patients. Dialysis Center shall consistently use a unique alpha-numeric code (which shall not be the same as the patient's social security number) as a "case identifier" to track the care rendered to each individual patient over time, and such case identifier shall be included in the data provided to Amgen. The key or list matching patient identities to their unique case identifiers shall not be provided to Amgen personnel. In furtherance of Amgen research, Dialysis Center may agree from time to time to use its key to update the patient care data by linking it with information concerning health outcomes, quality of life, and other pertinent data that may become available to Amgen from other sources. Any such linking of data sources shall not provide the identity of any patient to Amgen. Amgen agrees that it will maintain data supplied under this Agreement in confidence and that it will not use such data to identify or contact any patient. No


----------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.


AGREEMENT NO. 980202                  -2-

--------------------------------------------------------------------------------


         reports by Amgen concerning analyses of the data or the results of such research shall disclose the identity of any patient.

11. BREACH OF AGREEMENT. If either party materially breaches this Agreement, then the other party may terminate this Agreement for breach upon 30 days' advance written notice. In addition, in the event that Dialysis Center materially breaches any provision of this Agreement, Amgen shall have no obligation to continue to offer the terms described herein or pay any further discounts to Dialysis Center.

12. GOVERNING LAW. This Agreement shall be governed by the laws of the State of California and the parties submit to the jurisdiction of the California courts, both state and federal.

13. WARRANTIES. Each party represents and warrants to the other that this Agreement (a) has been duly authorized, executed, and delivered by it,
         (b) constitutes a valid, legal, and binding agreement enforceable against it in accordance with the terms contained herein, and (c) does not conflict with or violate any of its other contractual obligations, expressed or implied, to which it is a party or by which it may be bound. The party executing this Agreement on behalf of Dialysis Center specifically warrants and represents to Amgen that he is authorized to execute this Agreement on behalf of and has the power to bind Dialysis Center and the Affiliates to the terms set forth in this Agreement. The party executing this Agreement on behalf of Amgen specifically warrants and represents to Dialysis Center that he is authorized to execute this Agreement on behalf of and has the power to bind Amgen to the terms set forth in this Agreement.

14. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given or made when delivered in person or when sent to the other party by first class mail, nationally recognized overnight delivery service or other means of written communication at the respective party's current address or at such other address as the party shall have furnished to the other in accordance with this provision.

15. COMPLIANCE WITH HEALTH CARE PRICING AND PATIENT PRIVACY LEGISLATION AND STATUTES. (a) Notwithstanding anything contained herein to the contrary, at any time following the enactment of any federal, state, or local law or regulation that in any manner reforms, modifies, alters, restricts, or otherwise adversely affects the pricing of or reimbursement available for EPOGEN(R), Amgen may, in its sole discretion, upon 30 days' notice (i) terminate this Agreement, or (ii) exclude any Affiliates from participating in this Agreement unless such Affiliate(s) certifies in writing that they are, or will be, exempt from the provisions thereunder. Additionally, in order to assure compliance with any existing federal, state or local statute, regulation or ordinance, Amgen reserves the right to exclude any Affiliates from the pricing, discount, and incentive provisions of this Agreement if, in the opinion of Amgen's legal counsel such exclusion is necessary to assure such compliance.

         (b) Notwithstanding anything contained herein to the contrary, at any time following the enactment of any federal, state, or local law or regulation relating to patient privacy of medical records that in any manner reforms, modifies, alters, restricts, or otherwise affects any of the data received or to be received in connection with any of the incentives contemplated under this Agreement, either party may, in its discretion, upon 30 days' notice, seek to modify this Agreement with respect to the affected incentive. Dialysis Center and Amgen shall meet and in good faith seek to mutually agree to modify this Agreement to accommodate any such change in law or regulation, with the intent to, if possible, retain the essential * structure of the affected incentive. If the parties, after reasonable time, are unable to agree upon a modification, Amgen shall be entitled to terminate the affected incentive upon 30 days' notice, provided that if Amgen so terminates an incentive, Dialysis Center shall be entitled to terminate this Agreement upon 30 days' notice.

16. FORCE MAJEURE. Neither party will be liable for delays in performance or nonperformance of this Agreement or any covenant contained herein if such delay or nonperformance is a result of Acts of God, civil or military authority, civil



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*        Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.


AGREEMENT NO. 980202                  -3-

--------------------------------------------------------------------------------


         disobedience, epidemics, war, failure of carriers to furnish transportation, strike, lockout or other labor disturbances, inability to obtain material or equipment, or any other cause of like or different nature beyond the control of such party.

17. MISCELLANEOUS. No modification of this Agreement will be effective unless made in writing and executed by a duly authorized representative of each party, except as otherwise provided hereunder. Neither party may assign this Agreement to a third party without the prior written consent of the other party. This Agreement may be executed in one or more counterparts, each of which is deemed to be an original but all of which taken together constitutes one and the same agreement.

18. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding between the parties and supersedes all prior written or oral proposals, agreements, or commitments pertaining to the subject matter herein.


Please retain one fully executed original for your records and return the other fully executed original to Amgen.

THE PARTIES EXECUTED THIS AMENDMENT AS OF THE DATES SET FORTH BELOW.

AMGEN INC.                                RENAL CARE GROUP, INC.

Signature:                                Signature:
              ------------------------                  ------------------------
Print Name:                               Print Name:
              ------------------------                  ------------------------
Print Title:                              Print Title:
              ------------------------                  ------------------------
Date:                                     Date:
              ------------------------                  ------------------------


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*        Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.



AGREEMENT NO. 980202                  -4-

--------------------------------------------------------------------------------


                APPENDIX A: DISCOUNT PRICING, SCHEDULE, AND TERMS

1. PRICING. Throughout the Term of this Agreement (April 1, 2001 - December 31, 2001), Dialysis Center may purchase EPOGEN(R) through * at an * which shall be equal to * . Amgen reserves the right to change the
         * at any time, which change shall * Dialysis Center during the Term of this Agreement. Resulting prices do not include * . All discounts earned in arrears during the Term of the Agreement shall be calculated based upon the *

2. * . Dialysis Center may qualify for a * (" * ") provided it meets the criteria described below in this section. The * is designed to improve patient outcomes by encouraging * which recommends * .

         A. REQUIREMENTS: In order to qualify for the * , Dialysis Center's aggregate * of EPOGEN(R) by all Affiliates as listed on Appendix B on the Commencement Date of this Agreement must equal or exceed * of the aggregate * of EPOGEN(R) by those same Affiliates for * . In addition, * Dialysis Center's * may have * during * of the Term. If either of these criteria is not met during * of the Term, Dialysis Center will not qualify for the * during that * .

                  In order to participate in the * , Dialysis Center must provide the following to Amgen or to a data collection vendor specified by Amgen, on * , and * after the * :

         i) all * for each dialysis patient, the date of each test, and a consistent, unique, alpha-numeric identifier (sufficient consistently to track an individual patient without in any way disclosing the identity of the patient), along with the name, address and phone number of the particular Affiliate at which each patient received treatment (collectively the "Data"). To the extent permitted by applicable law, Amgen may utilize the Data for any purpose, and reserves the right to audit all Data. Under no circumstances should the Data include any patient identifiable information including, without limitation, name, complete social security number, address or birth date. The identity of the account submitting the Data and any association with the Data will remain confidential. The * test results must be derived from * taken immediately before dialysis treatment using any * testing method * , must be reported to the * , and must be submitted * in a format reasonably acceptable to Amgen. Hand written reports are not acceptable; electronic submission of the Data is preferred, and

         ii) a properly executed "Certification Letter", a sample of which is attached hereto as Exhibit #1, that will be provided to Dialysis Center's corporate headquarters, unless otherwise requested, after this Agreement is executed by both parties.






          APPENDIX A: DISCOUNT PRICING, SCHEDULE, AND TERMS (CONTINUED)

         B. CALCULATION: Assuming Dialysis Center has fulfilled all requirements as described in Section 2(a) above, Dialysis Center's * payment will be calculated as follows:

                  The "* " for each dialysis patient will be based upon the average of all * gathered for each patient during * of the Term. The * of all dialysis patients with * , will be determined by dividing the total number of dialysis patients with * by the total number of dialysis patients treated by Dialysis Center. * will be calculated based on Dialysis Center's overall performance in accordance with Amgen's discount calculation policies.


----------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.


AGREEMENT NO. 980202                  -5-

--------------------------------------------------------------------------------


         C. PAYMENT: The * will be calculated on * basis and paid to Dialysis Center's corporate headquarters, except as otherwise provided hereunder. Payment is contingent upon receipt by Amgen of the "Certification Letter" and all required * for the
                  * . If Data is received more than * after * , the total * of EPOGEN(R)attributable to Dialysis Center during * for that * .
                  * . However, if Amgen determines that any Affiliate is consistently not submitting the required Data, Amgen reserves the right in its sole discretion to exclude such Affiliate's * of EPOGEN(R)from the calculation of the * for any * . * payments will be based upon the Data received from the * , and will equal a percentage of Dialysis Center's total * Purchases of EPOGEN(R)during that * (exclusive of any * of EPOGEN(R)made by Dialysis Center or any Affiliate not meeting the Data submission requirements described above) as governed by the * schedule listed below. *

                           *        OF ALL DIALYSIS PATIENTS *

                         WITH  *                      INCENTIVE PERCENTAGE

         PLEASE DIRECT YOUR ATTENTION TO THE EPOGEN(R) PACKAGE INSERT

                                        *



         D.       VESTING: Dialysis Center's * will vest on * .




          APPENDIX A: DISCOUNT PRICING, SCHEDULE, AND TERMS (CONTINUED)

         E. * SUBMISSION: In the event Dialysis Center adds any Affiliates still submitting Data based on * to this Agreement, such Affiliates' * of EPOGEN(R), for the * in which they were added, shall be included in the calculation of the * payment. Amgen will accept the * . In order for such added Affiliates'
                  * of EPOGEN(R) to be included in all subsequent * payment calculations, such Affiliate must submit * .

3. * DISCOUNT. Dialysis Center shall be eligible to receive a * if certain data elements are transmitted to Amgen electronically. The * will be calculated as a percentage of the * of EPOGEN(R) attributable to Dialysis Center during* . In order to qualify for the *, the following
         * must be submitted by all Affiliates * reasonably acceptable to Amgen
         * . Such * must be submitted, on * , and * . If such * are received * within * , the total * of EPOGEN(R) attributable to Dialysis Center * .
         * . However, if Amgen determines that any Affiliate is consistently not submitting the * , Amgen reserves the right in its sole discretion to exclude such Affiliate's * of EPOGEN(R) from the calculation of the * for * . * .

4.       * . Dialysis Center may qualify for the * ("*") as described below.

         A. CALCULATION: Dialysis Center's * will be calculated in accordance with the following formula.


                                        *



----------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.


AGREEMENT NO. 980202                  -6-

--------------------------------------------------------------------------------




         *

         B.       VESTING: Dialysis Center's * will vest * .





















                 APPENDIX B: LIST OF DIALYSIS CENTER AFFILIATES

                                  See Attached

TO ENSURE YOU RECEIVE THE APPROPRIATE DISCOUNT, IT IS IMPORTANT THAT WE HAVE YOUR CURRENT LIST OF AUTHORIZED WHOLESALERS. THE FOLLOWING LIST REPRESENTS THE WHOLESALERS AMGEN CURRENTLY HAS


----------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.


AGREEMENT NO. 980202                  -7-

--------------------------------------------------------------------------------


ASSOCIATED WITH YOUR CONTRACT. PLEASE UPDATE THE LIST BY ADDING OR DELETING WHOLESALERS AS NECESSARY.

Metro Medical Supply Inc.
3332 Powell Avenue
Nashville, TN  37204

Henry Schein, Inc.
135 Duryea Road
Nelville, NY  11747

Priority HealthCare Corporation
285 West Central Parkway, Suite 1704
Altamonte Springs, FL  32714


























                           SAMPLE CERTIFICATION LETTER

                                                                      EXHIBIT #1






----------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.



AGREEMENT NO. 980202                  -8-

--------------------------------------------------------------------------------


Month X, 2001

FSDC Legal Name
Street Address
City, ST  Zip

RE:  EPOGEN(R) (Epoetin alfa) Agreement No. 9XXXXX

Dear ____________:

Thank you for your participation in the * Program. In order for us to enroll you, we require that a duly authorized representative of your organization sign the certification below.

Upon receipt of this executed document, we will calculate the value of your incentive. If we do not receive the executed certification, we cannot provide you with this incentive.

If you have any questions regarding this letter please contact me at * . Thank you for your assistance in returning this certification.

Sincerely,

*


CERTIFICATION:

On behalf of FSDC Legal Name and all eligible Affiliates participating in the * Program under Agreement No. XXXXXX, the undersigned hereby certifies that the * required to be submitted (herein referred to as * ), for each eligible Affiliate during the term of this Agreement includes the required * from all dialysis patients from each such Affiliate * . The party executing this document also represents and warrants that it (i) has no reason to believe that the submitted
* is incorrect, and (ii) is authorized to make this certification on behalf of all eligible Affiliates submitting * .

FSDC LEGAL NAME

Signature:        _____________________________
Print Name:       _____________________________
Print Title:      _____________________________
Date:             _____________________________




----------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.




AGREEMENT NO. 980202                  -9-